UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2014

EveryWare Global, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35437	45-3414553
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

519 North Pierce Avenue, Lancaster, Ohio 43130

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (740) 681-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On July 29, 2014, the Forbearance Agreement (the “Forbearance Agreement”) entered into by and among Anchor Hocking, LLC, an indirect wholly-owned subsidiary of EveryWare Global, Inc. (the “Company”), Oneida Ltd., an indirect wholly-owned subsidiary of the Company, and Universal Tabletop, Inc., a wholly-owned subsidiary of the Company, certain of the Company’s subsidiaries party thereto, Deutsche Bank AG New York Branch, as Administrative Agent, and the requisite lenders party thereto, relating to that certain Term Loan Agreement, dated as of May 21, 2013 (the “Term Loan Agreement”), expired at 5:00 p.m. Eastern Time.

As a result of the expiration of the Forbearance Agreement, the lenders under the Term Loan Agreement (the “Term Loan Lenders”) are no longer prevented from exercising remedies available to them as a result of the Company’s existing events of default under the Term Loan Agreement. Although the Term Loan Lenders have not extended the Forbearance Agreement, the Company continues to be in active negotiations with its lenders regarding amendments to its debt agreements and with funds affiliated with Monomoy Capital Partners regarding the terms of an equity investment.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”). All statements other than statements of historical facts are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words, and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, covenant compliance, liquidity and other characterizations of future events or circumstances are forward-looking statements.

Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. There can be no assurance that the Company will reach agreements with its lenders or with Monomoy Capital Partners. We undertake no obligation to revise or update any forward-looking statements for any reason. For a description of the risks, uncertainties, and assumptions that may impact our actual results or performance, see the Company’s Annual Report on Form 10-K for 2013, filed with the Securities and Exchange Commission, as it may be updated in subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with or furnished to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EVERYWARE GLOBAL, INC.

Date: July 29, 2014	By:	/s/ Sam A. Solomon
	Name:	Sam A. Solomon
	Title:	Chief Executive Officer